SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 13, 2004


                         Virginia Commerce Bancorp, Inc.
             (Exact name of registrant as specified in its charter)

         Virginia                       0-28635                  54-1964895
(State or other jurisdiction     (Commission file number)  (IRS Employer Number)
    of incorporation)

                   5350 Lee Highway, Arlington, Virginia 22207
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code: 703.534.0700

Item 5.  Other Events
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         On January 13, 2004, Virginia Commerce Bancorp issued the press release attached as exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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(a)  Financial Statements of Business Acquired.  Not applicable.

(b)  Pro Forma Financial Information. Not Applicable.

(c)  Exhibits.

99   Press Release dated January 13, 2004

Item 9. Regulation FD Disclosure.
---------------------------------

Item 12. Results of Operations and Financial Condition.
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         On January 13, 2004, Virginia Commerce Bancorp, Inc. issued the press release attached hereto as exhibit 99.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         VIRGINIA COMMERCE BANCORP, INC.



                                         By:  /s/ Peter A. Converse
                                            ------------------------------------
                                            Peter A. Converse, President, Chief
                                            Executive Officer

Dated: January 13, 2004